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                                                                  Exhibit 10.27

                              EMPLOYMENT AGREEMENT
                               AMENDMENT NUMBER 1

          AMENDMENT NUMBER 1, DATED DECEMBER 22 , 2002, (the Amendment) to EMPLOYMENT AGREEMENT (the "Agreement") dated December 3, 2002, between NOVADEL PHARMA INC, a Delaware corporation (the "Corporation"), 31 State Route 12 West, Flemington, New Jersey 08822 and GARY SHANGOLD, 14 Laurel Mountain Way, Califon, New Jersey 07830 (the "Executive").

                              W I T N E S S E T H
                          ----------------------------

     WHEREAS,  the  parties entered into the Agreement on December 3, 2002; and,

     WHEREAS, there are certain anomalies in the Agreement, and the parties wish to revise the terms and conditions of the Agreement, as provided herein;

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, the parties agree as follows:

     1. This Amendment is made pursuant to paragraph 11(e) of the Agreement. The provisions hereof shall become effective as of the date of the Agreement. All terms of the Agreement not explicitly amended herein shall continue in effect as originally written.

     2. Paragraph 2.1 of the Agreement is revised to provide that the Executive's employment shall begin on December 23, 2002.

     3. Paragraph 5(a) of the Agreement is revised to provide that Executive's Base Salary shall be payable in bi-weekly installments.

     4. Paragraph 5(f) of the Agreement is revised to provide that the options referred to therein shall be Non-plan Options, with an exercise price equal to one hundred ten percent (110%) of the closing price of the Company's stock on the NASDQ OTC Bulletin Board on December 3, 2002, and shall have a term of five years from that date.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                         NOVADEL  PHARMA  INC.

By:  /s/  Robert  F.  Schaul                     By:  /s/  John  H. Klein
     -----------------------                          --------------------------
     Robert  F.  Schaul,  Secretary                   John  H.  Klein,  Chairman

WITNESS:



     /s/  Robert  F.  Schaul                          /s/ Gary Shangold
    -----------------------------                     --------------------------
                                                          Gary  Shangold




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